SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 17, 2003
Date of Report (Date of Earliest Event Reported)

GREENWICH CAPITAL ACCEPTANCE, INC.

(as Depositor of First Republic Mortgage Loan Trust 2002-FRB2, the Issuer of the Mortgage Loan Pass-Through Certificates,
Series 2002-FRB2, under a Pooling and Servicing Agreement dated as of November 1, 2002)

GREENWICH CAPITAL ACCEPTANCE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-60904	06-1199884

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Steamboat Road, Greenwich Connecticut
(Address of Principal Executive Offices)

(203) 662-2700
(Registrant’s Telephone Number,
Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.	Other Events

Greenwich Capital Acceptance, Inc. has previously registered the offer and sale of Mortgage Loan Pass-Through Certificates, Series 2002-FRB2, issued by First Republic Mortgage Loan Trust 2002-FRB2 (the “Certificates”).

The following exhibit which relates specifically to the Certificates is included with this Current Report:

Item 7(c)	Exhibits

	10.1	Monthly Payment Date Statement relating to the distribution to Certificateholders, March 17, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 28, 2003

GREENWICH CAPITAL ACCEPTANCE, INC

	*By:	FIRST REPUBLIC BANK, Not in its individual capacity but solely as Mortgage Loan Servicer, pursuant to limited power of attorney under the Pooling and Servicing Agreement dated November 1, 2002

By: /s/ Cathy Myers Cathy Myers Senior Vice President

EXHIBIT INDEX

Exhibit Number		Page Number

10.1	Monthly Payment Date Statement relating to the distribution to Certificateholders, March 17, 2003	5